UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2008

CHAPEAU, INC.
(Exact name of registrant as specified in its charter)

Utah	033-01289-D	87-0431831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1190 Suncast Lane, Suite 2, El Dorado Hills, California	95762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (916) 939-8700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2008 at a meeting of the Board of Directors of Chapeau, Inc., a Utah corporation (“Chapeau”), Guy Archbold was terminated as Chapeau’s Chief Executive Officer, effective immediately.  Steve Brandon, who has been serving as Chapeau’s interim Chief Executive Officer since August 12, 2008 when Mr. Archbold was suspended with pay, will continue to serve as the interim Chief Executive Officer while Chapeau conducts a search for its next Chief Executive Officer.

Item 8.01  Other Events.

In a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 26, 2008, as a result of a typographical error, Chapeau indicated its intention to initiate the mailing of a notice of a special meeting of the shareholders on or about August 27, 2008.  In fact, Chapeau will initiate the mailing of the notice on or about September 27, 2008.

Item 9.01 Financial Statements and Exhibits.

(a)        Not applicable.
(b)        Not applicable.
(c)        Not applicable.
(d)        Not applicable.

Chapeau is currently not registered under the Securities Exchange Act of 1934.  As such, this and all other filings made by Chapeau pursuant to the Securities Exchange Act of 1934 are made on a voluntary basis.

The disclosure in this Current Report on Form 8-K contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon Chapeau’s current expectations and speak only as of the date hereof. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. When used in this report, the words “anticipate,” “believe,” “estimate,” “expect” and similar expressions as they relate to Chapeau or its management are intended to identify such forward-looking statements. Chapeau’s actual results, performance or achievements could differ materially from the results expressed in, or implied by these forward-looking statements. For a discussion of additional factors that may affect actual results, investors or interested parties should refer to Chapeau’s filings with the U.S. Securities and Exchange Commission; in particular, its most recent Annual Report on Form 10-K, most current Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 and other subsequent filings as may be relevant. Chapeau undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAPEAU, INC.

Date: September 3, 2008	By: /s/ Steve Lagorio
Name: Steve Lagorio
Title: Chief Financial Officer